UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 21, 2013

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35121 (Commission File Number)	27-1840403 (I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California (Address of principal executive offices)	90067 (Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On June 21, 2013, ALC Warehouse Borrower, LLC (the “Borrower”), a wholly-owned subsidiary of Air Lease Corporation (the “Company”), entered into an amended and restated $1.0 billion revolving credit facility (the “Amended Bank Warehouse Facility”) with Credit Suisse AG, New York Branch, as agent, and the lenders named therein. The Amended Bank Warehouse Facility was arranged by Credit Suisse Securities (USA) LLC.  The Amended Bank Warehouse Facility provides the Borrower with financing of up to $1.0 billion, modified from the previous facility size of $1.25 billion. The Borrower is able to draw on the Amended Bank Warehouse Facility during an availability period that was extended to June 2015 (from June 2013) with a subsequent four year term out option. The interest rate on the Amended Bank Warehouse Facility was reduced to LIBOR plus 2.25% on drawn balances (from LIBOR plus 2.50%) and reduced to 0.50% on undrawn balances (from 0.75%).

As of March 13, 2013, 2013, Commonwealth Bank of Australia, a lender under the Syndicated Unsecured Revolving Credit Facility held 6.54% of our Class A Common Stock.  Certain lenders under the Amended Bank Warehouse Facility have other lending relationships with the Company and its subsidiaries.  In addition certain lenders under the Amended Bank Warehouse Facility have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, or commercial banking services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing description is a summary and is qualified in its entirety by reference to the complete text of the Amended Bank Warehouse Facility filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.                                        Other Events.

The Company issued a press release on June 21, 2013 announcing the closing of the Amended Bank Warehouse Facility.  A copy of the press releases is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 10.1

Amended and Restated Warehouse Loan Agreement, dated as of June 21, 2013, among ALC Warehouse Borrower, LLC, as Borrower, the Lenders from time to time party hereto, and Credit Suisse AG, New York Branch, as Agent

Exhibit 99.1	Press Release dated June 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: June 24, 2013	/s/ Gregory B. Willis
Gregory B. Willis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1

Second Amendment to Warehouse Loan Agreement, dated as of June 21, 2013, among ALC Warehouse Borrower, LLC, as Borrower, the Lenders from time to time party hereto, and Credit Suisse AG, New York Branch, as Agent

99.1	Press Release dated June 21, 2013